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                                                                    EXHIBIT 32.1

            CERTIFICATION OF TRUSTEE OF TREASURE ISLAND ROYALTY TRUST
             PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Treasure Island Royalty Trust (the "Trust") on Form 10-Q for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, not in its individual capacity but solely as the trustee of the Trust, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to its knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

                                          WACHOVIA BANK, NATIONAL
                                          ASSOCIATION,
                                          Trustee for Treasure Island
                                          Royalty Trust



Date:  November  14, 2003                 By: /s/  Kevin M. Dobrava
                                              ----------------------------------
                                              Kevin M. Dobrava
                                              Vice President